UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 10, 2007
Date of Report (Date of earliest event reported)
BIOLASE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-19627 (Commission File Number)	87-0442441 (IRS Employer Identification Number)
4 Cromwell
Irvine, California 92618
(Address of principal executive offices) (Zip Code)
(949) 361-1200
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
SIGNATURES

Item 8.01 Other Events
     On July 10, 2007, BIOLASE Technology, Inc. (“Biolase”), issued a press release announcing that it is not aware of why there has been a significant stock price decline in recent trading sessions. President and CEO Jeffrey W. Jones said that the Company’s operational results for the quarter just ended were on track and that management is looking forward to sharing its progress in detail when it anounces those results. Biolase currently plans to announce its results at 6:00 AM EDT on August 7, 2007 and to hold an investor conference call at 9:00 AM EDT that same morning. Instructions to access the call will be announced next week.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOLASE TECHNOLOGY, INC.
Date: July 11, 2007	By:	/s/ Jeffrey W. Jones
Jeffrey W. Jones
President and Chief Executive Officer

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